Exhibit 32.2

CERTIFICATION OF THE
CHIEF FINANCIAL OFFICER OF
GLOBAL PARTNERS LP
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying report on Form 10-Q for the period ended September 30, 2009 of Global Partners LP (the “Partnership”) and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas J. Hollister, Chief Operating Officer and Chief Financial Officer of Global GP LLC, the general partner of the Partnership, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: November 6, 2009	By:	/s/ Thomas J. Hollister
Thomas J. Hollister
Chief Operating Officer and Chief Financial Officer
of Global GP LLC, general partner
of Global Partners LP